SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): _February 15_, 2001
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                                    333-80743
                                    333-52984
                            (Commission File Numbers)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

      Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes , Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Bankers Trust Company, as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust's assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

      Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the master trust's assets and the collateral certificate for the due period ending _January 26_, 2001 and the related payment dates for the notes delivered pursuant to
Section 907 of the Indenture.

Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1 Monthly Issuer's Report for the Due Period ending January 26, 2001 and the related Payment Dates for the Notes.
                                     3

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2001
==============================================================================

This Report relates to the Due Period ending February 23, 2001 and the related Payment Dates for the Notes.

A.   Information Regarding the Master Trust portfolio
     -------------------------------------------------

1. Portfolio Yield for the Collateral Certificate .........            13.06%

       Yield Component  ...................................            17.47%

       Credit Loss Component  .............................             4.41%

2. New Purchase Rate  .....................................            18.56%

3. Total Payment Rate  ....................................            18.67%

4. Principal Payment  Rate  ................................           17.78%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  52,763,779,594

     Average  ............................................  $  52,368,318,257

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  52,523,129,930

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  48,574,059,246
         5-34 days delinquent  ...........................  $   2,656,081,969
        35-64 days delinquent  ...........................  $     749,727,598
        65-94 days delinquent  ...........................  $     487,765,830
       95-124 days delinquent  ...........................  $     427,671,692
      125-154 days delinquent  ...........................  $     280,542,275
      155-184 days delinquent  ...........................  $     196,850,961

      Current  ...........................................             91.01%
         5-34 days delinquent  ...........................              4.98%
        35-64 days delinquent  ...........................              1.40%
        65-94 days delinquent  ...........................              0.91%
       95-124 days delinquent  ...........................              0.80%
      125-154 days delinquent  ...........................              0.53%
      155-184 days delinquent  ...........................              0.37%

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2001
==============================================================================

                                             Current Due   Current Due
                                            Period on an   Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Percentage Basis)

  1. Portfolio Yield                              13.06%             12.67%
  2. Weighted Average Note Rate                    4.96%              5.75%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.27%              0.37%
         Others                                    0.00%              0.00%
  4. Surplus Finance Charge Collections            7.83%              6.55%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account   7.59%              6.31%
  6. Required Surplus Finance Charge Amount        0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount       7.83%              6.55%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 2,513,000,663 $ 2,508,771,496
         Principal Collections                  $ 2,337,754,009 $ 2,337,754,009
         Finance Charge Collections             $   175,246,654 $   171,017,487
  2. Investor Default Amount                    $    44,475,437 $    44,475,437
  3. Investor Monthly Interest                  $    57,872,480 $    66,513,794
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $     3,011,389 $     4,054,583
         Others                                 $        16,250 $        35,000
  5. Surplus Finance Charge Collections         $    69,871,098 $    55,938,673
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 69,871,098 $ 55,938,673 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from January 27, 2001 to February 23, 2001, 28 da-ys, or February 6 , 2001 to March 5 , 2001, 28 days (standard basis).

                          CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2001
==============================================================================
D. Information Regarding Regarding Notes of Citiseries
   ----------------------------------------------------
   (Aggregate Basis)

  1a.  Class A Outstanding Dollar Principal Amount   ............$11,000,000,000
       For all Classes except Class 2001-A3 (Dakota) ............$ 9,000,000,000
       For Class 2001-A3 (Dakota) ...............................$ 2,000,000,000
  1b.  Class B Outstanding Dollar Principal Amount   ............$   850,000,000
  1c.  Class C Outstanding Dollar Principal Amount   ............$ 1,300,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account .....$    46,580,347
  2b.  Targeted Deposit to Class B Interest Funding Account .....$     3,973,593
  2c.  Targeted Deposit to Class C Interest Funding Account .....$     7,318,539
  3a.  Balance in the Class A Interest Funding Account  .........$   100,134,558
  3b   Balance in the Class B Interest Funding Account  .........$    15,533,970
  3c   Balance in the Class C Interest Funding Account  .........$    27,775,660
  4a.  Targeted Deposit to Class A Principal Funding Account ....$             0
  4b.  Targeted Deposit to Class B Principal Funding Account ....$             0
  4c.  Targeted Deposit to Class C Principal Funding Account ....$             0
  5a.  Balance in the Class A Principal Funding Account  ........$             0
  5b.  Balance in the Class B Principal Funding Account  ........$             0
  5c.  Balance in the Class C Principal Funding Account  ........$             0
  6.   Targeted  Deposit to Class C Reserve Account .............$             0
  7.   Balance in the Class C Reserve Account  ..................$             0

   Data Applicable to all Classes Except 2001-A3 (Dakota)
   -------------------------------------------------------
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes  ............$   538,461,900
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................       5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ............$   717,948,900
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................       7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ............$ 1,133,333,305
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount  .................................     133.33333%

   Data Applicable only to Class 2001-A3 (Dakota)
   -------------------------------------------------------
  9a.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class C Notes  .........$   139,037,400
  9b.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................       6.95187%
  9c.  Maximum enhancement amount available to Outstanding
       Class 2001-A3 Notes (Dakota) from Class B Notes  .........$             0
  9d.  As a Percentage of Class 2001-A3 Notes (Dakota)
       Outstanding Dollar Principal Amount  .....................       0.00000%

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2001
==============================================================================
   Data Applicable to all Classes
   -------------------------------
   10a. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation
        of Investor Charge-Offs  ................................$            0
   10b. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A Notes  ...........$            0
   10c. Reduction in the Class A Nominal Liquidation
        Amount resulting from an allocation of Investor
        Charge-Offs or a reallocation of Principal
        Collections to pay interest on Class A or Class B Notes .$            0
   11a. Reimbursement of Class A Nominal Liquidation Amount  ....$            0
   11b. Reimbursement of Class B Nominal Liquidation Amount  ....$            0
   11c. Reimbursement of Class C Nominal Liquidation Amount  ....$            0

E. Information Regarding Distributions to Noteholders of Citiseries
   -----------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates  .........................$    7,489,139
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates  .........................$   11,062,212
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates  .........................$   20,984,167
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Certificates   ....$            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$    7,489,139
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$   11,062,212
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Certificates  ......$   20,984,167
   4a. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the application Payment Dates  ......$            0
   4b. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the application Payment Dates  ......$            0
   4c. The amount, if any, by which the Adjusted Outstanding
       Dollar  Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the application Payment Dates  ......$            0

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2001
==============================================================================

F. Information Regarding Notes of Citiseries (2)
   ----------------------------------------------
   (Individual Tranche Basis)

1. Outstanding Dollar Principal Amount, Interest Payments and Deposits to Interest Funding Sub-Accounts

  Class/      Outstanding   Monthly     Targeted    Actual      Cumulative  Interest    Interest
  Tranche     Dollar        Accretion   Interest    Interest    Shortfall   Funding     Payment
              Principal                 Monthly     Monthly     In Interest Sub-Account On Payment
              Amount                    Deposit     Deposit     Funding     Balance     Date

Sub-Account
------------- ------------- ----------- ----------- ----------- ----------- ----------- ------------
CCCIT 2000-A1 1,500,000,000           0   6,727,758   6,727,758           0  45,716,689           0
CCCIT 2000-A2 3,000,000,000           0  12,740,000  12,740,000           0  12,740,000           0
CCCIT 2000-A3 1,000,000,000           0   4,520,950   4,520,950           0  19,086,230           0
CCCIT 2000-B1   350,000,000           0   1,613,448   1,613,448           0           0  11,062,212
CCCIT 2000-B2   150,000,000           0     691,688     691,688           0   1,432,781           0
CCCIT 2000-C1   600,000,000           0   3,725,000   3,725,000           0           0  20,984,167
CCCIT 2000-C2   200,000,000           0     984,472     984,472           0   2,039,264           0
CCCIT 2001-B1   350,000,000           0   1,668,458   1,668,458           0   3,038,977           0
CCCIT 2001-C1   500,000,000           0   2,609,067   2,609,067           0   4,752,230           0
Class 2001-A1 1,250,000,000           0   5,425,000   5,425,000           0   5,425,000           0
Class 2001-A2 2,250,000,000           0   9,677,500   9,677,500           0   9,677,500           0
Class 2001-A3 2,000,000,000           0   7,489,139   7,489,139           0           0   7,489,139

2. Principal Payments and Deposits to Principal Funding Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative     Principal       Principal
                  Principal       Principal       Shortfall in   Funding         Payment On
                  Monthly         Monthly         Principal      Sub-Account     Payment Date
                  Deposit         Deposit         Funding        Balance
                                                  Sub-Account
--------------- --------------- --------------- --------------- ---------------  ------------
Nothing to report for this period.


















  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending February 23, 2001 and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2001
==============================================================================

3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts
   -------------------------------------------------------------

Class/Tranche   Targeted        Actual          Cumulative     Withdrawals     Class C
                Deposit to      Deposit to      Shortfall in   from ClassC     Reserve
                Class C         Class C         Class C        Reserve         Sub-Account
                Reserve         Reserve         Reserve        Sub-Account     Balance
                Sub-Account     Sub-Account     Sub-Account
--------------  --------------- --------------- --------------- ---------------  ---------------
Nothing to report for this period.

4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of Class B and Class C Subordinated Amounts

Class/Tranche   Maximum     Maximum       Class A      Class A      Cumulative   Cumulative
                Enhancement Enhancement   Usage of     Usage of     Class A      Class A
                Amount      Amount        Class B      Class C      Usage of     Usage of
                Available   Available     Subordinated Subordinated Class B      Class C
                from Class  from Class    Amount for   Amount for   Subordinated Subordinated
                B Notes     C Notes       this Due     this Due     Amount       Amount
                                          Period       Period
-------------   ----------- ------------- ------------ ------------ ------------ ------------
CCCIT 2000-A1    89,743,650   119,658,150
CCCIT 2000-A2   179,487,300   239,316,300
CCCIT 2000-A3    59,829,100    79,772,100
Class 2001-A1    74,786,375    99,715,125
Class 2001-A2   134,615,475   179,487,225
Class 2001-A3             0   139,037,400

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending February 23, 2001
==============================================================================

5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of Class C Subordinated Amounts

Class/Tranche  Maximum Enhancement    Class B Usage of      Cumulative Class B
               Amount Available from  Class C Subordinated  Usage of Class C
               Class C Notes          Amount for this Due   Subordinated Amount
                                      Period
-------------  ---------------------  --------------------   -------------------
CCCIT 2000-B1            466,666,655
CCCIT 2000-B2            199,999,995
CCCIT 2001-B1            466,666,655

6. Reductions of and Reimbursements to Nominal Liquidation Amount

Class/Tranche   Reduction       Reduction      Cumulative      Cumulative       Reimbursements
                Resulting from  Resulting from Reduction       Reduction        of prior
                an Allocation   from a         Resulting from  Resulting from   reductions of
                of Investor     Reallocation   an Allocation   a Reallocation   Nominal
                Charge-offs     of Principal   of Investor     of Principal     Liquidation
                for this Due    Collections    Charge-offs     Collections to   Amount for
                Period          to pay         (net of         pay interest on  this Due
                                interest on    Reimbursements) senior classes   Period
                                senior                         of Notes (net of
                                classes of                     Reimbursements)
                                Notes for
                                this Due
                                Period
--------------- --------------  -------------- --------------- ---------------- -------------
Nothing to report for this period.

   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __________ day of March, 2001.




                                CITIBANK (SOUTH DAKOTA), N.A.,
                                As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                   and
                                As Servicer of Citibank Credit Card
                                   Master Trust I





                                By: /s/ Susan Sexton
                               ____________________________________
                                     Name:   Susan Sexton
                                     Title:  Authorized Representative

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